UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2012

Annual Repor t

ClearBridge

International All Cap

Opportunity Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge International All Cap Opportunity Fund

Fund objective

The Fund seeks total return on its assets from growth of capital and income.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason Global Currents International All Cap Opportunity Fund. On December 5, 2012, the name of the Fund’s subadviser changed from Global Currents Investment Management, LLC to ClearBridge Global Currents Investment Management, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International All Cap Opportunity Fund for the twelve-month reporting period ended October 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

ClearBridge International All Cap Opportunity Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended October 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. According to the Commerce Department’s second estimate, GDP growth then moved to 2.7% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.9%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then moved higher, reaching 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.9% in October. However, the recent moderation in unemployment was partially due to people leaving the workforce and an increase in part-time workers.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 2.1% on a seasonally adjusted basis in October 2012 versus the previous month and they were 10.9% higher than in October 2011. In addition, the NAR reported that the median existing-home price for all housing types was $178,600 in October 2012, up 11.1% from October 2011. This marked the eighth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 1.4% in October, which represents a 5.4 month supply at the current sales pace. This represents the lowest inventory since February 2006.

The manufacturing sector overcame a soft patch that occurred in the summer of 2012 and improved toward the end of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October.

While the U.S. economy continued to expand during the reporting period, growth generally moderated overseas and, in some cases, fell back into a recession. In its October 2012 World Economic Outlook Update, after the reporting period ended, the International Monetary Fund (“IMF”) stated that “Risks for a serious global slowdown are alarmingly high.” The IMF now projects that global growth will fall from 3.8% in 2011 to 3.3% in 2012. From a regional perspective, the IMF now anticipates 2012 growth will be -0.4% in the Eurozone. While growth in emerging market countries is expected to remain higher than in their developed country counterparts, the IMF projects that emerging market growth will fall from approximately 6.2% in 2011 to 5.3% in 2012. In particular, China’s economy is expected to grow 7.8% in 2012, versus 9.2% in 2011. Elsewhere, the IMF projects that growth in India will fall from 6.8% in 2011 to 4.9% in 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its

IV	ClearBridge International All Cap Opportunity Fund

Investment commentary (cont’d)

dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, in September the Fed announced a third round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015.

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low at the time. In July 2012, the ECB then cut rates to 0.75%, a record low. Finally, in September the ECB introduced its Outright Monetary Transactions (“OMT”) program. With the OMT, the ECB can purchase an unlimited amount of bonds that are issued by troubled Eurozone countries, provided the countries formally ask to participate in the program and agree to certain conditions. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. In September, the Bank of Japan announced that it would increase its asset-purchase program and extend its duration by six months until the end of 2013. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

November 30, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks total return on its assets from growth of capital and income. Under normal circumstances, the Fund invests at least 80% of its net assets in a diversified portfolio of equity securities of foreign companies and invests substantially all of its assets outside the United States. The Fund may invest in equity securities of small-, medium- and large-capitalization issuers. Under normal circumstances, the Fund may invest up to 20% of the value of its net assets in debt securities of U.S. and foreign corporate and governmental issuers, including up to 10% of the value of its net assets in debt securities rated below investment grade. The Fund may invest in all types of debt securities of any maturity or credit quality. We leverage an integrated global research approach that seeks stocks in companies that we believe offer the best potential for capital appreciation. While we select investments primarily for their capital appreciation potential, some investments have an income component as well. The Fund may also invest in emerging markets on an opportunistic basis.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2012, equity markets generated significant gains across varied investment styles, market capitalization and geography as massive stimulus from central banks and constructive policymaker actions in Europe and other areas of the globe mitigated concerns from investors about lackluster growth in the global economy.

Equity markets delivered positive performance over the past twelve months in the face of a slow growth economic picture and political and social strife in many countries. Despite the absence of a traditional clearing process for equities, many stock markets have risen due to the extraordinary monetary stimulus that has been applied to global capital markets. The environment has also been characterized by record high profit margins for many industries, higher prices, and elevated expectations — with the earnings trend deteriorated during the reporting period. For equities, despite the number of interesting opportunities available in what can best be described as a ‘nuanced’ marketplace, the probability of value traps rose — especially for Financials and Cyclical stocks in general.

During the reporting period, the slow economic growth environment caused competition to increase across many industry segments, reflecting a phenomenon where there was not enough growth to go around, too much capacity, and less flexibility with pricing. Accordingly, in this constrained environment, companies began to be more limited in terms of adjusting prices for key products and market share — allowing stronger competitors to take advantage of weaker industry participants. Earnings estimates guided downward across the globe with the U.S. beginning to join the downward trend as reflected by continued weakness in earnings and downgrades consistent with pre-recession levels at the end of the reporting period. One should note that the U.S. had previously reflected the highest earnings momentum estimates but recently has joined other regions reporting poor estimate momentum. From a contrarian value perspective, earnings cuts and margin reductions imply a significant derisking and are a positive indicator for the stocks that the investment team seeks. Despite the challenges, the investment team focused on developing numerous value opportunities in a risk-on, risk-off environment where style factors were often unclear and the future uncertain. The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”)i posted a gain of 3.98% during the twelve months ended October 31, 2012.

2	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Fund overview (cont’d)

Q. How did we respond to these changing market conditions?

A. Notwithstanding a volatile investing environment — our team’s focus was to build a diversified portfolio of resilient companies with solid cash flows trading at attractive valuations based upon conservative levels of profits. Regardless of the investment climate, the investment team is centered on a valuations-focused investment process that constructs portfolios to seek to capture long term returns for shareholders.

During the reporting period, the Fund benefited through investments in such areas as Consumer Staples, Financials and Materials and through exposure to companies in Europe, the United Kingdom and specific developing markets. Fears of a global economic slowdown, coupled with China’s challenges and Europe, essentially in a holding pattern provided the impetus for the investment team to seek more opportunities in Europe, Asia ex-Japan, and China. As the reporting season drew to a close, the investment team initiated more focus on cyclical areas of the markets including Financials and Consumer Discretionary stocks. The investment team’s all-cap approach allowed for significant exposure to both small-cap and mid-cap companies that generally had advantages related to their ability to navigate the general weakness in the economy by operating efficiently in their specific market niches. Further, as we moved through the reporting period, we believe that the potential for active management and bottom-up stock picking improved over time as the impact of policy and macroeconomic actions played out.

More recently, our view of equities shifted positively and accordingly, the investment team applied a balanced approach to portfolio construction that included investing in high-quality, resilient companies combined with deeper value stocks that had become available at what we believe to be very attractive valuations. The quality opportunities generally can be found in resilient companies with excellent free cash flow and consistent dividend streams that have solid market shares and leading franchises capable of competing in difficult market environments. The deep value opportunities generally can be found in cyclicals, industrials and materials with a bias to quality and an emphasis on a margin of safety. Earnings forecasts during the reporting period continued to decline despite elevated expectations for profits. Earnings declines were reflected in low quality companies and estimate downgrades broadened to higher return-on-equity stocks as the reporting period progressed.

Significantly, our view of opportunities and risks is driven by and “audited” through our disciplined investment process. The ideal stock from our perspective represents a combination of depressed valuations, expectations and current profits within the context of solid quality and long term growth potential. To the degree that worries about Europe and China were reflected in share prices and produced greater numbers of value opportunities — we sought to take advantage of available opportunities. We also attempted to avoid the greatest risks where investors remain complacent and continue to price in high growth expectations or pay a large premium for perceived safety. Despite rising uncertainty in Europe, consensus profit growth for industrial cyclical companies in the region is estimated to rise in double-digit terms in 2013 with more than three-quarters of all Eurozone firms expected to expand margins. In the face of already sharply deteriorating profit growth around the world and the highly elevated level of margins at the end of the reporting period — these forecasts seem somewhat optimistic.

Given the likelihood of continued volatility and our longer term expectation of more muted global economic growth, we plan on

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	3

retaining our quality focus in stock selection. At the same time, we anticipate steadily adding to the more distressed value opportunities among what we believe are the best-positioned global firms in the Industrial, Consumer Cyclical, Information Technology, Telecommunications, Media, Utilities and Basic Materials sectors. Notably, positioning in the troubled Financials sector is centered on finding those companies with the business and capital structures that are capable of earning attractive, sustainable longer term returns. From our perspective, this includes selected banks, insurance companies, brokers, asset managers and exchange operators. The end of the debt fueled super-cycle leads us to be especially vigilant in avoiding “value traps” as many overleveraged and poorly positioned firms are unlikely to thrive or survive in a more challenging global growth environment. Ultimately, we believe that not every company can simultaneously raise prices, cut costs, gain market share and expand at three times gross domestic product (“GDP”)ii and additional money for more bailouts is gone. In short, we believe that the best strategy is to patiently wait for great companies to become great values and accordingly, to take action for the benefit of our shareholders.

Performance review

For the twelve months ended October 31, 2012, Class A shares of ClearBridge International All Cap Opportunity Fund, excluding sales charges, returned 9.84%. The Fund’s unmanaged benchmark, the MSCI ACWI Ex-U.S., returned 3.98%, for the same period. The Lipper International Multi-Cap Value Funds Category Average1 returned 4.75% over the same time frame.

Performance Snapshot as of October 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International All Cap Opportunity Fund:
Class A	3.82%	9.84%
Class B2	3.27%	8.45%
Class C	3.57%	9.09%
Class I	4.00%	10.27%
Class IS	4.17%	10.38%
MSCI All Country World Index Ex-U.S.	1.21%	3.98%
Lipper International Multi-Cap Value Funds Category Average[1]	2.26%	4.75%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 95 funds for the six-month period and among the 82 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

4	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 29, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class I and Class IS shares were 1.51%, 2.72%, 2.30%, 1.31% and 1.00%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.15% for Class I shares. In addition, the total annual operating expenses for Class IS shares will not exceed those for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection in the Consumer Staples, Financials and Materials sectors significantly enhanced the Fund’s results during the period. An overweight to Industrials also contributed positively to performance. On a country basis, performance benefited through stock selection in Belgium, France, Brazil and the United Kingdom. Over the reporting period, individual stocks that made a significant contribution to performance included Electrolux in the Consumer Discretionary sector, F&C Asset Management in the Financials sector and Marine Harvest both in the Consumer Staples sector.

Q. What were the leading detractors from performance?

A. Stock selection in the Energy, Information Technology and Health Care sectors negatively impacted performance during the reporting period. On a country basis, performance declined through stock selection in Japan, Australia and Denmark. Individual holdings that detracted from performance during the period included Ericsson in the Information Technology sector, Canadian Natural Resources in the Energy sector and H. Lundbeck A/S in the Health Care sector.

Thank you for your investment in ClearBridge International All Cap Opportunity Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Paul D. Ehrlichman

Head of Global Equity and Portfolio Manager

ClearBridge Global Currents Investment Management, LLC

Sean M. Bogda, CFA

Portfolio Manager

ClearBridge Global Currents Investment Management, LLC

Elisa Mazen

Portfolio Manager

ClearBridge Global Currents Investment Management, LLC

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	5

Safa R. Muhtaseb, CFA

Portfolio Manager

ClearBridge Global Currents Investment Management, LLC

November 23, 2012

RISKS: The Fund is subject to certain risks of overseas investing not associated with domestic investing, including currency fluctuations, changes in political and economic conditions, differing securities regulations and periods of illiquidity, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Diversification does not assure against market loss. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Barclays PLC (2.2%), Teleperformance (2.2%), AXA SA (2.2%), Rexam PLC (2.1%), Carnival PLC (2.0%), Rhoen-Klinikum AG (2.0%), C&C Group PLC (2.0%), F&C Asset Management PLC (1.9%), easyJet PLC (1.9%) and UBS AG, Registered Shares ( 1.9%). Please refer to pages 10 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2012 were: Industrials (22.3%), Financials (21.8%), Consumer Discretionary (17.4%), Materials (11.4%) and Consumer Staples (7.7%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The MSCI All Country World Index Ex-U.S. ("MSCI ACWI Ex-U.S.") is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

ii	Gross domestic product ("GDP") is the market value of all final goods and services produced within a country in a given period of time.

6	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2012 and October 31, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2012 and held for the six months ended October 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	3.82%	$1,000.00	$1,038.20	1.57%	$8.04	Class A	5.00%	$1,000.00	$1,017.24	1.57%	$7.96
Class B	3.27	1,000.00	1,032.70	2.64	13.49	Class B	5.00	1,000.00	1,011.86	2.64	13.35
Class C	3.57	1,000.00	1,035.70	2.16	11.05	Class C	5.00	1,000.00	1,014.28	2.16	10.94
Class I	4.00	1,000.00	1,040.00	1.15	5.90	Class I	5.00	1,000.00	1,019.36	1.15	5.84
Class IS	4.17	1,000.00	1,041.70	0.98	5.03	Class IS	5.00	1,000.00	1,020.21	0.98	4.98

[1]	For the six months ended October 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

8	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I	Class IS
Twelve Months Ended 10/31/12	9.84%	8.45%	9.09%	10.27%	10.38%
Five Years Ended 10/31/12	-4.53	-4.93	-5.19	-4.53	N/A
Ten Years Ended 10/31/2012	6.34	5.94	5.49	N/A	N/A
Inception* through 10/31/2012	5.56	1.36	2.83	-2.12	0.54

With sales charges[2]	Class A	Class B	Class C	Class I	Class IS
Twelve Months Ended 10/31/12	3.50%	3.45%	8.09%	10.27%	10.38%
Five Years Ended 10/31/12	-5.65	-5.05	-5.19	-4.53	N/A
Ten Years Ended 10/31/12	5.71	5.94	5.49	N/A	N/A
Inception* through 10/31/12	5.33	1.36	2.83	-2.12	0.54

Cumulative total returns
Without sales charges[1]
Class A (10/31/02 through 10/31/12)	84.92%
Class B (10/31/02 through 10/31/12)	78.08
Class C (10/31/02 through 10/31/12)	70.70
Class I (Inception date of 12/29/06 through 10/31/12)	-11.77
Class IS (Inception date of 8/4/08 through 10/31/12)	2.30

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, I and IS shares are February 18, 1986 (including predecessor fund), November 7, 1994, January 4, 1993, December 29, 2006 and August 4, 2008, respectively.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge International All Cap Opportunity Fund vs. MSCI ACWI Ex-U.S.† — October 2002 - October 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares of ClearBridge International All Cap Opportunity Fund on October 31, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2012. The hypothetical illustration also assumes a $10,000 investment, as applicable, in the MSCI ACWI Ex-U.S. The MSCI ACWI Ex-U.S. is an index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S.-based companies. The Indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Schedule of investments

October 31, 2012

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Common Stocks — 96.9%
Consumer Discretionary — 16.2%
Auto Components — 1.0%
Bridgestone Corp.	91,236	$2,124,611
Automobiles — 1.0%
Daimler AG, Registered Shares	45,080	2,104,956
Hotels, Restaurants & Leisure — 2.0%
Carnival PLC	108,900	4,330,167
Household Durables — 2.7%
Electrolux AB	135,020	3,454,431
Techtronic Industries Co., Ltd.	1,274,770	2,427,804
Total Household Durables		5,882,235
Internet & Catalog Retail — 1.2%
Dena Co., Ltd.	81,002	2,527,571
Media — 3.1%
Lagardere SCA	51,790	1,415,385
Publicis Groupe SA	60,680	3,269,102
WPP PLC	163,400	2,108,174
Total Media		6,792,661
Multiline Retail — 1.3%
Myer Holdings Ltd.	1,401,428	2,844,040
Specialty Retail — 2.8%
Esprit Holdings Ltd.	668,950	870,061
Folli Follie Group	149,210	2,032,618	*
JUMBO SA	245,750	1,624,496	*
Tom Tailor Holding AG	70,850	1,508,803
Total Specialty Retail		6,035,978
Textiles, Apparel & Luxury Goods — 1.1%
Anta Sports Products Ltd.	1,487,350	1,270,476
Xtep International Holdings Ltd.	2,878,890	1,251,845
Total Textiles, Apparel & Luxury Goods		2,522,321
Total Consumer Discretionary		35,164,540
Consumer Staples — 7.7%
Beverages — 2.0%
Anheuser-Busch InBev NV, Strip VVPR	72,800	94	*
C&C Group PLC	890,314	4,269,726
Total Beverages		4,269,820
Food Products — 5.7%
Aryzta AG	81,140	4,051,337	*
Asian Citrus Holdings Ltd.	2,052,480	1,149,381

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	11

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Food Products — continued
CSM	127,030	$2,592,412
Koninklijke Wessanen NV	316,501	894,307
Marine Harvest ASA	4,811,230	3,780,596	*
Total Food Products		12,468,033
Total Consumer Staples		16,737,853
Energy — 4.0%
Energy Equipment & Services — 0.5%
Lamprell PLC	986,950	1,178,591
Oil, Gas & Consumable Fuels — 3.5%
Cairn Energy PLC	430,261	1,946,216	*
Canadian Natural Resources Ltd.	116,660	3,515,861
Royal Dutch Shell PLC, Class A Shares	59,361	2,035,467
Total SA	4	201
Total Oil, Gas & Consumable Fuels		7,497,745
Total Energy		8,676,336
Financials — 20.8%
Capital Markets — 5.2%
F&C Asset Management PLC	2,636,424	4,211,982
Man Group PLC	2,305,240	2,918,402
UBS AG, Registered Shares	271,981	4,076,940	*
Total Capital Markets		11,207,324
Commercial Banks — 7.3%
Banco Santander SA	339,251	2,545,539
Barclays PLC	1,296,468	4,759,696
Erste Bank der Oesterreichischen Sparkassen AG	90,580	2,274,726	*
HSBC Holdings PLC	245,880	2,415,649
Lloyds TSB Group PLC	5,884,510	3,853,052	*
Total Commercial Banks		15,848,662
Diversified Financial Services — 0.5%
Eurazeo	24,654	1,128,500
Insurance — 6.4%
AXA SA	296,396	4,711,888
Direct Line Insurance Group PLC	1,280,300	4,018,532	*
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Registered Shares	16,970	2,727,461
Royal & Sun Alliance Insurance Group PLC	1,278,950	2,317,765
Total Insurance		13,775,646
Real Estate Management & Development — 1.4%
GAGFAH SA	271,500	3,086,203	*
Total Financials		45,046,335

See Notes to Financial Statements.

12	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Health Care — 6.6%
Health Care Providers & Services — 3.1%
Celesio AG	121,580	$2,353,544
Rhoen-Klinikum AG	221,840	4,326,006
Total Health Care Providers & Services		6,679,550
Pharmaceuticals — 3.5%
Bayer AG, Registered Shares	24,560	2,138,888
H. Lundbeck A/S	109,330	1,903,423
Teva Pharmaceutical Industries Ltd., ADR	89,140	3,603,039
Total Pharmaceuticals		7,645,350
Total Health Care		14,324,900
Industrials — 22.3%
Aerospace & Defense — 4.3%
Qinetiq Group PLC	1,059,300	3,367,606
Safran SA	64,960	2,584,453
Thales SA	95,604	3,362,490
Total Aerospace & Defense		9,314,549
Airlines — 1.9%
easyJet PLC	407,477	4,109,785
Commercial Services & Supplies — 5.5%
Mitie Group PLC	554,110	2,607,471
Newalta Corp.	251,500	3,537,998
Shanks Group PLC	2,005,880	2,639,763
Séché Environnement	95,000	3,115,295
Total Commercial Services & Supplies		11,900,527
Electrical Equipment — 2.1%
Bekaert NV	48,460	1,322,808
Dongfang Electric Corp. Ltd., Class H Shares	708,040	1,184,018
Saft Groupe SA	95,600	2,125,708
Total Electrical Equipment		4,632,534
Industrial Conglomerates — 2.0%
Orkla ASA	267,480	2,115,894
Rheinmetall AG	46,610	2,224,124
Total Industrial Conglomerates		4,340,018
Machinery — 0.6%
Krones AG	19,950	1,176,289
Marine — 1.2%
Baltic Trading Ltd.	137,859	470,099
Diana Shipping Inc.	162,630	1,170,936	*

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	13

ClearBridge International All Cap Opportunity Fund

Security	Shares	Value
Marine — continued
Genco Shipping & Trading Ltd.	322,460	$980,279	*
Total Marine		2,621,314
Professional Services — 3.7%
Adecco SA	69,580	3,365,063	*
Teleperformance	157,010	4,747,851
Total Professional Services		8,112,914
Transportation Infrastructure — 1.0%
Yuexiu Transport Infrastructure Ltd.	2,356,510	1,058,142
Zhejiang Expressway Co., Ltd., Class H Shares	1,495,080	1,091,884
Total Transportation Infrastructure		2,150,026
Total Industrials		48,357,956
Information Technology — 7.4%
Communications Equipment — 1.6%
Telefonaktiebolaget LM Ericsson, Class B Shares	382,090	3,358,387
Electronic Equipment, Instruments & Components — 0.9%
Nippon Electric Glass Co., Ltd.	381,900	1,942,270
IT Services — 4.9%
Accenture PLC, Class A Shares	49,880	3,362,411
Amadeus IT Holding SA, Class A Shares	55,170	1,365,814
Indra Sistemas SA	333,970	3,809,300
Travelsky Technology Ltd., Class H Shares	4,076,170	2,103,816
Total IT Services		10,641,341
Total Information Technology		15,941,998
Materials — 11.4%
Chemicals — 2.7%
Akzo Nobel NV	68,774	3,741,264
Symrise AG	59,440	2,136,791
Total Chemicals		5,878,055
Construction Materials — 1.7%
HeidelbergCement AG	68,850	3,649,019
Containers & Packaging — 2.1%
Rexam PLC	626,620	4,517,064
Metals & Mining — 4.9%
Angang New Steel Co., Ltd.	1,978,010	1,186,798	*
Barrick Gold Corp.	84,020	3,402,810
Eramet	9,100	1,155,080
Pan American Silver Corp.	121,760	2,671,101
Voestalpine AG	73,080	2,301,759
Total Metals & Mining		10,717,548
Total Materials		24,761,686

See Notes to Financial Statements.

14	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Schedule of investments (cont’d)

October 31, 2012

ClearBridge International All Cap Opportunity Fund

Security			Shares	Value
Utilities — 0.5%
Electric Utilities — 0.5%
E.ON AG			51,550	$1,171,293
Total Common Stocks (Cost — $199,073,604)				210,182,897
Preferred Stocks — 2.2%
Consumer Discretionary — 1.2%
Media — 1.2%
ProSiebenSat.1 Media AG			97,560	2,718,725
Financials — 1.0%
Commercial Banks — 1.0%
Itau Unibanco Banco Multiple SA, ADR			142,080	2,071,527
Total Preferred Stocks (Cost — $4,121,226)				4,790,252

		Expiration Date
Rights — 0.0%
Esprit Holdings Ltd. (Cost — $0)		11/19/12	334,475	89,768	*(a)
Total Investments before Short-Term Investments (Cost — $203,194,830)				215,062,917

Rate		Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Interest in $175,000,000 joint tri-party repurchase agreement dated 10/31/12 with RBS Securities Inc.; Proceeds at maturity — $1,647,011, (Fully collateralized by U.S. government agency obligations, 0.000% due 1/18/13; Market value — $1,679,947) (Cost — $1,647,000)	0.230%	11/1/12	$1,647,000	1,647,000
Total Investments — 99.9% (Cost — $204,841,830#)				216,709,917
Other Assets in Excess of Liabilities — 0.1%				159,687
Total Net Assets — 100.0%				$216,869,604

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $204,861,471.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
Strip VVPR	— Verminderde Voorheffing Précompte Réduit (Belgium dividend coupon)

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	15

ClearBridge International All Cap Opportunity Fund

Summary of Investments by Country† (unaudited)
United Kingdom	23.0%
Germany	13.0
France	12.7
Canada	6.1
Switzerland	5.3
Netherlands	4.3
China	4.2
Spain	3.6
Ireland	3.5
Sweden	3.1
Japan	3.0
Norway	2.7
Austria	2.1
Greece	1.7
Israel	1.7
Hong Kong	1.6
Luxembourg	1.4
Australia	1.3
Brazil	1.0
Denmark	0.9
Marshall Islands	0.8
Belgium	0.6
Cayman Islands	0.6
Isle of Man	0.5
United States	0.5
Short-Term Investments	0.8
100.0%

†	As a percentage of total investments. Please note that Fund holdings are as of October 31, 2012 and are subject to change.

See Notes to Financial Statements.

16	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Statement of assets and liabilities

October 31, 2012

Assets:
Investments, at value (Cost — $204,841,830)	$216,709,917
Foreign currency, at value (Cost — $56,749)	56,092
Dividends and interest receivable	604,157
Receivable for Fund shares sold	169,522
Prepaid expenses	39,938
Total Assets	217,579,626

Liabilities:
Payable for Fund shares repurchased	223,447
Investment management fee payable	159,766
Payable for securities purchased	80,512
Service and/or distribution fees payable	27,463
Due to custodian	18,459
Accrued expenses	200,375
Total Liabilities	710,022
Total Net Assets	$216,869,604

Net Assets:
Par value (Note 7)	$252
Paid-in capital in excess of par value	263,812,319
Undistributed net investment income	4,016,132
Accumulated net realized loss on investments and foreign currency transactions	(62,822,719)
Net unrealized appreciation on investments and foreign currencies	11,863,620
Total Net Assets	$216,869,604

Shares Outstanding:
Class A	7,858,879
Class B	319,702
Class C	1,722,855
Class I	383,040
Class IS	14,919,523

Net Asset Value:
Class A (and redemption price)	$8.69
Class B*	$7.57
Class C*	$7.26
Class I (and redemption price)	$8.59
Class IS (and redemption price)	$8.74
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.22

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	17

Statement of operations

For the Year Ended October 31, 2012

Investment Income:
Dividends	$7,537,721
Interest	11,423
Less: Foreign taxes withheld	(593,101)
Total Investment Income	6,956,043

Expenses:
Investment management fee (Note 2)	1,802,252
Service and/or distribution fees (Notes 2 and 5)	320,505
Transfer agent fees (Note 5)	294,573
Registration fees	68,224
Custody fees	62,180
Shareholder reports	39,220
Audit and tax	38,833
Legal fees	30,708
Fund accounting fees	19,413
Trustees’ fees	16,527
Insurance	6,042
Miscellaneous expenses	5,491
Total Expenses	2,703,968
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,374)
Net Expenses	2,699,594
Net Investment Income	4,256,449

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	9,885,891
Foreign currency transactions	(199,000)
Net Realized Gain	9,686,891
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,570,124
Foreign currencies	(8,162)
Change in Net Unrealized Appreciation (Depreciation)	6,561,962
Net Gain on Investments and Foreign Currency Transactions	16,248,853
Increase in Net Assets from Operations	$20,505,302

See Notes to Financial Statements.

18	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2012	2011

Operations:
Net investment income	$4,256,449	$3,270,120
Net realized gain	9,686,891	1,813,467
Change in net unrealized appreciation (depreciation)	6,561,962	(11,484,938)
Increase (Decrease) in Net Assets From Operations	20,505,302	(6,401,351)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(3,000,005)	(3,400,336)
Decrease in Net Assets From Distributions to Shareholders	(3,000,005)	(3,400,336)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	21,224,013	35,436,256
Reinvestment of distributions	2,958,671	3,354,999
Cost of shares repurchased	(44,391,861)	(44,308,859)
Decrease in Net Assets From Fund Share Transactions	(20,209,177)	(5,517,604)
Decrease in Net Assets	(2,703,880)	(15,319,291)

Net Assets:
Beginning of year	219,573,484	234,892,775
End of year*	$216,869,604	$219,573,484
* Includes undistributed net investment income of:	$4,016,132	$2,958,688

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$ 8.01	$ 8.42	$ 7.59	$ 6.19	$ 16.12

Income (loss) from operations:
Net investment income	0.14	0.10	0.07	0.08	0.11
Net realized and unrealized gain (loss)	0.63	(0.39)	0.82 [2]	1.42	(5.74)
Proceeds from settlement of a regulatory matter	—	—	0.04	—	—
Total income (loss) from operations	0.77	(0.29)	0.93	1.50	(5.63)

Less distributions from:
Net investment income	(0.09)	(0.12)	(0.10)	(0.10)	(0.13)
Net realized gains	—	—	—	—	(4.17)
Total distributions	(0.09)	(0.12)	(0.10)	(0.10)	(4.30)

Net asset value, end of year	$8.69	$8.01	$8.42	$7.59	$6.19
Total return[3]	9.84%	(3.59)%	12.28%[4]	24.68%	(46.51)%

Net assets, end of year (000s)	$68,277	$68,900	$72,855	$70,674	$64,767

Ratios to average net assets:
Gross expenses	1.56%	1.51%	1.46%	1.50%	1.36%
Net expenses[5]	1.56	1.51	1.46	1.50	1.36
Net investment income	1.71	1.16	0.85	1.25	1.12

Portfolio turnover rate	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter (Note 9).

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.61%. Class A received $368,065 related to one of these settlements. See Note 9 for information regarding the other settlement.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.99	$7.67	$6.66	$5.46	$14.77

Income (loss) from operations:
Net investment income (loss)	0.03	(0.01)	(0.02)	(0.00) [2]	0.01
Net realized and unrealized gain (loss)	0.56	(0.32)	0.72 [3]	1.25	(5.10)
Proceeds from settlement of a regulatory matter	—	—	0.32	—	—
Total income (loss) from operations	0.59	(0.33)	1.02	1.25	(5.09)

Less distributions from:
Net investment income	(0.01)	(0.35)	(0.01)	(0.05)	(0.05)
Net realized gains	—	—	—	—	(4.17)
Total distributions	(0.01)	(0.35)	(0.01)	(0.05)	(4.22)

Net asset value, end of year	$7.57	$6.99	$7.67	$6.66	$5.46
Total return[4]	8.45%	(4.76)%	15.31%[5]	23.09%	(47.02)%

Net assets, end of year (000s)	$2,420	$3,372	$4,892	$5,575	$6,334

Ratios to average net assets:
Gross expenses	2.83%	2.72%	2.58%	2.77%	2.30%
Net expenses[6]	2.83	2.72	2.58	2.77	2.30
Net investment income (loss)	0.40	(0.07)	(0.29)	(0.04)	0.13

Portfolio turnover rate	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	The amount includes a payment of $0.54 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.38%. Class B received $230,071 related to one of these settlements. See Note 9 for information regarding the other settlement.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	21

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.70	$7.10	$6.37	$5.21	$14.30

Income (loss) from operations:
Net investment income (loss)	0.07	0.02	(0.00) [2]	0.02	0.02
Net realized and unrealized gain (loss)	0.53	(0.31)	0.69 [3]	1.20	(4.89)
Proceeds from settlement of a regulatory matter	—	—	0.08	—	—
Total income (loss) from operations	0.60	(0.29)	0.77	1.22	(4.87)

Less distributions from:
Net investment income	(0.04)	(0.11)	(0.04)	(0.06)	(0.05)
Net realized gains	—	—	—	—	(4.17)
Total distributions	(0.04)	(0.11)	(0.04)	(0.06)	(4.22)

Net asset value, end of year	$7.26	$6.70	$7.10	$6.37	$5.21
Total return[4]	9.09%	(4.26)%	12.04%[5]	23.59%	(47.02)%

Net assets, end of year (000s)	$12,503	$14,118	$20,432	$23,743	$23,535

Ratios to average net assets:
Gross expenses	2.28%	2.30%	2.31%	2.44%	2.23%
Net expenses[6]	2.28	2.30	2.31	2.44	2.23
Net investment income (loss)	0.98	0.34	(0.01)	0.32	0.24

Portfolio turnover rate	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]	The amount includes a payment of $0.51 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[5]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 2.73%. Class C received $255,093 related to one of these settlements. See Note 9 for information regarding the other settlement.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$7.92	$8.28	$7.50	$6.12	$16.16

Income (loss) from operations:
Net investment income	0.17	0.13	0.10	0.12	0.19
Net realized and unrealized gain (loss)	0.62	(0.38)	0.80 [2]	1.39	(5.88)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	0.79	(0.25)	0.91	1.51	(5.69)

Less distributions from:
Net investment income	(0.12)	(0.11)	(0.13)	(0.13)	(0.18)
Net realized gains	—	—	—	—	(4.17)
Total distributions	(0.12)	(0.11)	(0.13)	(0.13)	(4.35)

Net asset value, end of year	$8.59	$7.92	$8.28	$7.50	$6.12
Total return[3]	10.27%	(3.17)%	12.23%[4]	25.16%	(47.11)%

Net assets, end of year (000s)	$3,290	$2,097	$1,043	$79	$36

Ratios to average net assets:
Gross expenses	1.32%	1.31%	1.29%	1.09%	0.93%
Net expenses[5]	1.15 [6,7]	1.13 [6,7]	1.14 [6,7]	1.03 [6,7]	0.93
Net investment income	2.19	1.57	1.23	1.91	1.73

Portfolio turnover rate	65%	33%	76%	82%	63%

[1]	Per share amounts have been calculated using the average shares method.

[2]	The amount includes a payment of $0.60 per share received due to the settlement of a regulatory matter (Note 9).

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects payments received due to the settlement of two regulatory matters. Absent these payments, the total return would have been 3.96%. Class I received $363 related to one of these settlements. See Note 9 for information regarding the other settlement.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	23

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2012	2011	2010	2009	2008[2]

Net asset value, beginning of year	$8.06	$8.42	$7.63	$6.22	$9.15

Income (loss) from operations:
Net investment income	0.19	0.14	0.11	0.11	0.02
Net realized and unrealized gain (loss)	0.62	(0.38)	0.82 [3]	1.43	(2.95)
Proceeds from settlement of a regulatory matter	—	—	—	—	—
Total income (loss) from operations	0.81	(0.24)	0.93	1.54	(2.93)

Less distributions from:
Net investment income	(0.13)	(0.12)	(0.14)	(0.13)	—
Total distributions	(0.13)	(0.12)	(0.14)	(0.13)	—

Net asset value, end of year	$8.74	$8.06	$8.42	$7.63	$6.22
Total return[4]	10.38%	(3.00)%	12.24%[5]	25.25%	(32.02)%

Net assets, end of year (000s)	$130,380	$131,086	$135,671	$122,778	$92,313

Ratios to average net assets:
Gross expenses	0.99%	1.00%	1.00%	0.99%	0.94%[6]
Net expenses[7]	0.99 [8]	1.00 [8]	1.00 [8]	0.99 [8]	0.94 [6]
Net investment income	2.29	1.67	1.32	1.78	0.87 [6]

Portfolio turnover rate	65%	33%	76%	82%	68%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 4, 2008 (inception date) to October 31, 2008.

[3]	The amount includes a payment of $0.61 per share received due to the settlement of a regulatory matter (Note 9).

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 4.10% (Note 9).

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

See Notes to Financial Statements.

24	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Global Currents International All Cap Opportunity Fund (effective January 1, 2013, the Fund will be known as ClearBridge International All Cap Opportunity Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	25

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

26	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$210,182,897	—	—	$210,182,897
Preferred stocks	4,790,252	—	—	4,790,252
Rights	—	$89,768	—	89,768
Total long-term investments	$214,973,149	$89,768	—	$215,062,917
Short-term investments†	—	$1,647,000	—	$1,647,000
Total investments	$214,973,149	$1,736,768	—	$216,709,917

†	See Schedule of Investments for additional detailed categorizations.

For the period ended October 31, 2012, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2012, securities valued at $84,279,581 were transferred from Level 2 to Level 1 within the fair value hierarchy because fair value procedures were no longer applied.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	27

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

28	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$(199,000)	$199,000

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Global Currents Investment Management, LLC (formerly Global Currents Investment Management, LLC) (“ClearBridge Global Currents”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge Global Currents, and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.850%
Next $1 billion	0.825
Next $3 billion	0.800
Next $5 billion	0.775
Over $10 billion	0.750

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	29

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge Global Currents and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.15%. In addition, total annual operating expenses for Class IS shares did not exceed those of Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

During the year ended October 31, 2012, fees waived and/or expenses reimbursed amounted to $4,374.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2012, LMIS and its affiliates received sales charges of $22,750 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$5	$3,861	$112

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

30	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

3. Investments

During the year ended October 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$132,833,631
Sales	139,063,391

At October 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$27,193,078
Gross unrealized depreciation	(15,344,632)
Net unrealized appreciation	$11,848,446

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$165,475	$217,695
Class B	28,212	23,766
Class C	126,818	37,181
Class I	—	8,645
Class IS	—	7,286
Total	$320,505	$294,573

For the year ended October 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$4,374
Class IS	—
Total	$4,374

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	31

6. Distributions to shareholders by class

	Year Ended October 31, 2012	Year Ended October 31, 2011
Net Investment Income:
Class A	$776,594	$1,017,789
Class B	4,170	219,943
Class C	85,403	287,796
Class I	32,909	18,610
Class IS	2,100,929	1,856,198
Total	$3,000,005	$3,400,336

7. Shares of beneficial interest

At October 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	999,713	$8,114,643	1,568,116	$13,559,663
Shares issued on reinvestment	102,277	762,988	114,193	998,050
Shares repurchased	(1,843,154)	(14,860,334)	(1,734,564)	(15,004,092)
Net decrease	(741,164)	$(5,982,703)	(52,255)	$(446,379)

Class B
Shares sold	10,929	$76,290	67,083	$524,433
Shares issued on reinvestment	621	4,082	27,920	215,262
Shares repurchased	(173,973)	(1,241,889)	(250,427)	(1,937,768)
Net decrease	(162,423)	$(1,161,517)	(155,424)	$(1,198,073)

Class C
Shares sold	77,177	$514,305	159,298	$1,184,143
Shares issued on reinvestment	13,135	82,353	37,769	277,978
Shares repurchased	(474,068)	(3,174,312)	(966,612)	(6,959,705)
Net decrease	(383,756)	$(2,577,654)	(769,545)	$(5,497,584)

Class I
Shares sold	199,898	$1,581,064	205,484	$1,776,545
Shares issued on reinvestment	1,132	8,319	872	7,511
Shares repurchased	(82,647)	(649,977)	(67,618)	(567,507)
Net increase	118,383	$939,406	138,738	$1,216,549

32	ClearBridge International All Cap Opportunity Fund 2012 Annual Report

Notes to financial statements (cont’d)

	Year Ended October 31, 2012		Year Ended October 31, 2011
	Shares	Amount	Shares	Amount

Class IS
Shares sold	1,392,730	$10,937,711	2,239,330	$18,391,472
Shares issued on reinvestment	281,249	2,100,929	212,137	1,856,198
Shares repurchased	(3,026,712)	(24,465,349)	(2,288,635)	(19,839,787)
Net increase (decrease)	(1,352,733)	$(11,426,709)	162,832	$407,883

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Ordinary Income
	Class A	Class B	Class C	Class I	Class IS
12/12/2012
12/13/2012	$0.146381	$0.051903	$0.109090	$0.178619	$0.187313

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$3,000,005	$3,400,336

As of October 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$4,072,320
Capital loss carryforward*	(62,803,078)
Other book/tax temporary differences(a)	(56,188)
Unrealized appreciation (depreciation)(b)	11,843,979
Total accumulated earnings (losses) — net	$(46,942,967)

*	During the taxable year ended October 31, 2012, the Fund utilized $ 9,885,902 of its capital loss carryforward available from prior years. As of October 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(62,803,078)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Other matters

On March 30, 2010, the Fund received a payment of $17,676,412 as a part of the settlement of an administrative proceeding brought by the U.S. Securities and Exchange Commission (“SEC”) against a certain broker-dealer. The proceeding related to deceptive market timing practices found in mutual funds facilitated by the broker-dealer.

ClearBridge International All Cap Opportunity Fund 2012 Annual Report	33

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Global Currents International All Cap Opportunity Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Global Currents International All Cap Opportunity Fund as of October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 18, 2012

34	ClearBridge International All Cap Opportunity Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International All Cap Opportunity Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge International All Cap Opportunity Fund	35

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

36	ClearBridge International All Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge International All Cap Opportunity Fund	37

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

38	ClearBridge International All Cap Opportunity Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge International All Cap Opportunity Fund	39

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

40	ClearBridge International All Cap Opportunity Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2012:

Record Date:	12/27/2011
Payable Date:	12/28/2011
Ordinary Income:
Qualified Dividend Income for Individuals	100.00%
Foreign Source Income	99.05	%*
Foreign Taxes Paid Per Share	$0.020541

*	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.

ClearBridge

International All Cap Opportunity Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Global Currents Investment Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge International All Cap Opportunity Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge International All Cap Opportunity Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International All Cap Opportunity Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01936 12/12 SR12-1811

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2011 and October 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $325,225 in 2011 and $1,215,710 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,000 in 2011 and $11,000 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $60,550 in 2011 and $65,500 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date:	December 27, 2012